SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)

June 4, 1996

TRANSMONTAIGNE OIL COMPANY
(Exact name of registrant as specified in its charter)



Delaware                        1-11763              06-1052062
(State of incorporation)  (Commission file number)  (IRS Employer
                                                   Identification No.)

370 17th Street, Republic Plaza, Suite 900, Denver, CO    80202
(Address of principal executive offices)               (Zip Code)

(303) 605-1798
(Registrant's telephone number)

Sheffield Exploration Company, Inc.
1801 Broadway, Suite 600
Denver, Colorado  80202
(303) 296-1908
(Former name and address)

     Item 1.  Changes in Control of Registrant

On June 4, 1996, TransMontaigne Oil Company ("Old TransMontaigne") merged into Sheffield Exploration Company, Inc. ("Old Sheffield").
Old Sheffield was the surviving corporation of the merger (the "Surviving Corporation"). The name of the Surviving Corporation was changed to TransMontaigne Oil Company. Each share of common stock of Old TransMontaigne was converted into one share of common stock of the Surviving Corporation and each 2.432599 shares of stock of Old Sheffield was converted into one share of common stock of the Surviving Corporation. The information concerning the merger required by this Item 1 is contained in the Registrant's Registration Statement on Form S-4, Registration Number 333-03195, which is incorporated by reference as Exhibit 99.1 to this Current Report.

     Item 2.  Acquisition or Disposition of Assets

The information concerning the merger required by this Item 2 is contained in the Registrant's Registration Statement on Form S-4,
Registration Number 333-03195, which is incorporated by reference as
Exhibit 99.1 to this Current Report.

       Item 7.  Financial Statements and Exhibits

a. Financial Statements of Businesses Acquired. The financial statements of the business acquired are incorporated by reference from the Registrant's Registration Statement on Form S-4, Registration
Number 333-03195, which is incorporated by reference as Exhibit 99.1 to this Current Report.

b.  Pro Forma Financial Information

    The required pro forma information is incorporated by reference from the Registrant's Registration Statement on Form S-4, Registration Number 333-03195, which is incorporated by reference as Exhibit 99.1 to this Current Report.

     c.  Exhibits

Exhibit No.        Description

99.1 Registrant's Registration Statement on Form S-4, Registration Number 333-03195, filed with the Securities and Exchange Commission on May 10, 1996.

       Item 8.  Change in Fiscal Year

Upon completion of the merger on June 4, 1996, the Registrant determined to change its fiscal year end from June 30 to April 30. A report covering the transition period will be filed on Form 10-K.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 1996          TRANSMONTAIGNE OIL COMPANY

                                        By:  /s/ Harold R. Logan, Jr.
                                                Harold R. Logan, Jr.
                                                Executive Vice President/Finance